                                                                   EXHIBIT 10.16

                                 FIRST AMENDMENT

              FIRST AMENDMENT, dated as of January 27, 1999 (this "Amendment"), to the $3,500,000,000 Competitive Advance and Revolving Credit Facility, dated as of January 4, 1999 (the "Credit Agreement"), among DELPHI AUTOMOTIVE SYSTEMS CORPORATION, a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), BANK OF AMERICA NT & SA, CITIBANK, N.A., DEUTSCHE BANK, BARCLAYS BANK PLC and BANQUE NATIONALE DE PARIS, as syndication agents (collectively, the "Syndication Agents"), and THE CHASE MANHATTAN BANK, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:


              WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans and other extensions of credit to the Borrower; and

              WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment;

              NOW, THEREFORE, the parties hereto hereby agree as follows:

              1. Defined Terms. Terms defined in the Credit Agreement and used herein shall, unless otherwise indicated, have the meanings given to them in the Credit Agreement. Terms defined and used in this Amendment shall have the meanings given to them in this Amendment.

              2. Amendment to Subsection 2.5(b). Subsection 2.5(b) of the Credit Agreement is hereby amended by adding after the word "Subsidiary" and prior to the period in the eleventh line thereof the following: "; provided, that, notwithstanding the foregoing, the aggregate amount of Commitment reductions under this subsection 2.5(b) shall not exceed $2,000,000,000".

              3. Conditions to Effectiveness. The amendments provided for herein shall become effective upon the receipt by the Administrative Agent of counterparts of this Amendment duly executed and delivered by the Borrower and the Majority Lenders.

              4. Representations and Warranties. The Borrower as of the date hereof and after giving effect to the amendments contained herein, hereby confirms, reaffirms and restates that each of the representations and warranties made by it in or pursuant to Section 3 of the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof, except to the extent any such representation and warranty specifically relates to an earlier date, in which case such representation and warranty shall have been true and correct as of such earlier date; provided, that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment.

              5. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

              6. Reference to and Effect on the Credit Agreement; Limited Effect. On and after the date hereof and the satisfaction of the conditions contained in paragraph 3 of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender under the Credit Agreement, nor constitute a waiver of any provisions of the Credit Agreement. Except as expressly amended herein, all of the provisions and covenants of the Credit Agreement are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

              7. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

              8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

              IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                         DELPHI AUTOMOTIVE SYSTEMS
                                         CORPORATION


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                         THE CHASE MANHATTAN BANK, as
                                         Administrative Agent and as a Lender


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:

BANK OF AMERICA NT & SA, as Syndication
Agent and Lender


By:
    -----------------------------------

Name:

Title:


CITIBANK, N.A., as Syndication Agent and Lender


By:
    -----------------------------------

Name:

Title:


DEUTSCHE BANK AG
NEW YORK BRANCH AND/OR
CAYMAN ISLANDS BRANCH, as Syndication
Agent and Lender


By:
    -----------------------------------

Name:

Title:


By:
    -----------------------------------

Name:

Title:


BARCLAYS BANK PLC, as Syndication Agent
and Lender


By:
    -----------------------------------

Name:

Title:

BANQUE NATIONALE DE PARIS, as
Syndication Agent and Lender


By:
    -----------------------------------

Name:

Title:


AUSTRALIA AND NEW ZEALAND BANKING
GROUP LIMITED


By:
    -----------------------------------

Name:

Title:


BANCA COMMERCIALE ITALIANA - NEW
YORK BRANCH

By:
    -----------------------------------

Name:

Title:


By:
    -----------------------------------

Name:

Title:


BANCA DI ROMA


By:
    -----------------------------------

Name:

Title:

BANKBOSTON, N.A.


By:
    -----------------------------------

Name:

Title:


BANK OF MONTREAL


By:
    -----------------------------------

Name:

Title:


THE BANK OF NEW YORK


By:
    -----------------------------------

Name:

Title:


THE BANK OF NOVA SCOTIA


By:
    -----------------------------------

Name:

Title:


BANK OF TOKYO - MITSUIBISHI TRUST
COMPANY


By:
    -----------------------------------

Name:

Title:

BAYERISCHE LANDESBANK
GIROZENTRALE
CAYMAN ISLANDS BRANCH


By:
    -----------------------------------

Name:

Title:


By:
    -----------------------------------

Name:

Title:


CIBC INC.


By:
    -----------------------------------

Name:

Title:


COMPAGNIE FINANCIERE DE CIC ET DE
L'UNION EUROPEENNE
(NEW YORK BRANCH)


By:
    -----------------------------------

Name:

Title:


By:
    -----------------------------------

Name:

Title:

COMPAGNIE FINANCIERE DE CIC ET DE
L'UNION EUROPEENNE
(PARIS HEAD OFFICE)


By:
    -----------------------------------

Name:

Title:


By:
    -----------------------------------

Name:

Title:


COMERICA BANK


By:
    -----------------------------------

Name:

Title:


COMMERZBANK AKTIENGESELLSCHAFT,
CHICAGO BRANCH


By:
    -----------------------------------

Name:

Title:


By:
    -----------------------------------

Name:

Title:

CREDIT AGRICOLE INDOSUEZ


By:
    -----------------------------------

Name:

Title:


By:
    -----------------------------------

Name:

Title:


CREDIT LYONNAIS, CHICAGO BRANCH


By:
    -----------------------------------

Name:

Title:


DAI ICHI KANGYO BANK LTD.


By:
    -----------------------------------

Name:

Title:


DG BANK DEUTSCHE
GENOSSENSCHAFTSBANK AG,
CAYMAN ISLAND BRANCH


By:
    -----------------------------------

Name:

Title:

DRESDNER BANK AG NEW YORK AND
GRAND CAYMAN BRANCHES


By:
    -----------------------------------

Name:

Title:


By:
    -----------------------------------

Name:

Title:


THE FIRST NATIONAL BANK OF CHICAGO


By:
    -----------------------------------

Name:

Title:


FIRST UNION NATIONAL BANK


By:
    -----------------------------------

Name:

Title:


GENERALE BANK


By:
    -----------------------------------

Name:

Title:

By:
    -----------------------------------

Name:

Title:

BAYERISCHE HYPO- UND VEREINSBANK AG


By:
    -----------------------------------

Name:

Title:


By:
    -----------------------------------

Name:

Title:


KBC BANK N.B.


By:
    -----------------------------------

Name:

Title:


By:
    -----------------------------------

Name:

Title:


KEYBANK NATIONAL ASSOCIATION


By:
    -----------------------------------

Name:

Title:


MARINE MIDLAND BANK

By:
    -----------------------------------

Name:

Title:

MIDLAND BANK PLC


By:
    -----------------------------------

Name:

Title:


NATIONAL WESTMINSTER BANK PLC
NEW YORK BRANCH


By:
    -----------------------------------

Name:

Title:


NATIONAL WESTMINSTER BANK PLC
NASSAU BRANCH


By:
    -----------------------------------

Name:

Title:


THE NORTHERN TRUST COMPANY


By:
    -----------------------------------

Name:

Title:


THE SANWA BANK, LTD
NEW YORK BRANCH

By:
    -----------------------------------

Name:

Title:

SOCIETE GENERALE


By:
    -----------------------------------

Name:

Title:


TORONTO DOMINION (TEXAS), INC.


By:
    -----------------------------------

Name:

Title:


WESTPAC BANKING CORPORATION


By:
    -----------------------------------

Name:

Title: